UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM	8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2026

Octave Specialty Group, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	1-10777	13-3621676
(State of incorporation)	(Commission file number)	(I.R.S. employer identification no.)

40 Wall Street	New York	NY	10005
(Address of principal executive offices)

(212)	658-7470
(Registrant's telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.01 per share	OSG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to

Section 13(a) of the Exchange Act.	☐

Item 1.01. Entry into a Material Definitive Agreement
First Amendment to Credit Agreement
On April 1, 2026, Octave Specialty Group, Inc. (the “Company”), through its wholly owned subsidiaries Octave Partners LLC, a Delaware limited liability company, Cirrata V LLC, a Delaware limited liability company, Cirrata V UK Limited (“Cirrata UK”), a private limited company incorporated in England and Wales with company number 15854655, Cirrata VI, LLC, a Delaware limited liability company, ArmadaCorp Capital, LLC, a Maryland limited liability company, ArmadaCare, LLC, a Maryland limited liability company, and Armada Administrators LLC, a Maryland limited liability company (collectively, the “Borrowers”), together with the other loan parties, entered into the First Amendment to Credit Agreement and Other Loan Documents (the “First Amendment”) with the lenders signatory thereto (the “Lenders”) and Truist Bank, as administrative agent (in such capacity, the “Administrative Agent”). The First Amendment amends that certain Credit Agreement dated as of October 31, 2025 (“Original Credit Agreement”), by and among the Borrowers, the Lenders party thereto and the Administrative Agent.
The First Amendment provides an additional term loan in an aggregate principal amount of $40,000,000 (the “Additional Term Loan”), which constitutes the same class, type, and tranche as the term loan outstanding under the Original Credit Agreement (the “Existing Term Loan”), and the Additional Term Loan has the same maturity date and interest rate as the Existing Term Loan, and is fully fungible with the Existing Term Loan in all respects. After the First Amendment, the total amount of the outstanding term loans is $139,375,000 as of April 1, 2026. In connection with the First Amendment, the Company pledged its ownership interests in the capital stock of Everspan Holdings, LLC, a Delaware limited liability company.
The proceeds from the Additional Term Loan will be used to, among other things, fund the payment of Cirrata UK’s obligation to honor the put rights exercised in March 2026 by certain minority shareholders of Octave Specialty Limited, a private limited company incorporated in England and Wales.

The description of the First Amendment in this report is qualified in its entirety by reference to the full text of the First Amendment, a copy of which will be filed as an exhibit to the Company's Quarterly Report on form 10-Q for the quarter ended June 30, 2026.
Item 2.03 Creation of a Direct Financial Obligation.
The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits. The following exhibits are filed as part of this Current Report on Form 8-K

EXHIBIT INDEX

Exhibit Number	Exhibit Description
101.INS	XBRL Instance Document - the instance document does not appear in the interactive Data File because its XBRL tags are embedded within the Inline XBRL document.
101.SCH	XBRL Taxonomy Extension Schema Document.
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document.
101.LAB	XBRL Taxonomy Extension Label Linkbase Document.
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document.
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document.
104	Cover Page Interactive Data File - The cover page interactive data file does not appear in the Interactive Data File because its XBRL tags or embedded within the Inline XBRL document
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Octave Specialty Group, Inc.
(Registrant)

Dated:	April 7, 2026	By:	/s/ Reid Powell
Reid Powell
Assistant General Counsel
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